                                                                    EXHIBIT 10.4


                 RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT

                          Dated as of December 10, 2001

                                  by and among

                             ADVANCEPCS HEALTH L.P.

                                 as Originator,

                       AFC RECEIVABLES HOLDING CORPORATION

                                    as Buyer,

                              ADVP MANAGEMENT, L.P.

                                   as Servicer

                                       and

                                   ADVANCEPCS

                                    as Parent

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Article I Definitions and Interpretation..........................................................................1
    SECTION 1.1       DEFINITIONS.................................................................................2
    SECTION 1.2       RULES OF CONSTRUCTION.......................................................................2
Article II Transfers of Receivables...............................................................................2
    SECTION 2.1       AGREEMENT TO TRANSFER.......................................................................2
    SECTION 2.2       GRANT OF SECURITY INTEREST..................................................................4
Article III Conditions Precedent..................................................................................5
    SECTION 3.1       CONDITIONS TO INITIAL TRANSFER..............................................................5
    SECTION 3.2       CONDITIONS TO ALL TRANSFERS.................................................................5
Article IV Representations, Warranties and Covenants..............................................................6
    SECTION 4.1       REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ORIGINATOR.............................6
    SECTION 4.2       AFFIRMATIVE COVENANTS OF THE PARENT AND THE ORIGINATOR.....................................13
    SECTION 4.3       NEGATIVE COVENANTS OF THE PARENT AND THE ORIGINATOR........................................19
    SECTION 4.4       BREACH OF REPRESENTATIONS, WARRANTIES OR COVENANTS.........................................21
Article V Indemnification........................................................................................22
    SECTION 5.1       INDEMNIFICATION............................................................................22
Article VI [Reserved]............................................................................................24
Article VII Collateral Security..................................................................................24
    SECTION 7.1       SECURITY INTEREST..........................................................................24
    SECTION 7.2       OTHER COLLATERAL; RIGHTS IN RECEIVABLES....................................................25
    SECTION 7.3       ORIGINATOR REMAINS LIABLE..................................................................25
Article VIII Miscellaneous.......................................................................................25
    SECTION 8.1       NOTICES....................................................................................25
    SECTION 8.2       NO WAIVER; REMEDIES........................................................................27
    SECTION 8.3       SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES..........................................27
    SECTION 8.4       TERMINATION; SURVIVAL OF OBLIGATIONS.......................................................28
    SECTION 8.5       COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT..............................................28
    SECTION 8.6       AMENDMENTS AND WAIVERS.....................................................................28
    SECTION 8.7       GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...............................28
    SECTION 8.8       COUNTERPARTS...............................................................................30
    SECTION 8.9       SEVERABILITY...............................................................................30
    SECTION 8.10      SECTION TITLES.............................................................................30
    SECTION 8.11      NO SETOFF..................................................................................30
    SECTION 8.12      CONFIDENTIALITY............................................................................30
    SECTION 8.13      FURTHER ASSURANCES.........................................................................31
    SECTION 8.14      FEES AND EXPENSES..........................................................................32


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

Exhibits

Exhibit 2.1(a)    Form of Receivables Assignment
Exhibit 2.1(c)    Form of Subordinated Originator Note

Schedules

Schedule 4.1(b) Formation Jurisdiction; Executive Offices; Collateral Locations; Corporate Names
Schedule 4.1(d)   Litigation
Schedule 4.1(h)   Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 4.1(i)   Tax Matters
Schedule 4.1(j)   Intellectual Property
Schedule 4.1(m)   ERISA
Schedule 4.1(t)   Deposit and Disbursement Accounts
Schedule 4.2(g)   Trade Names
Schedule 4.3(a)   Existing Liens

Annexes

Annex X           Definitions
Annex Y           Schedule of Documents


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

         THIS RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") is entered into as of December 10, 2001, by and among ADVANCEPCS, a Delaware corporation (the "Parent"), ADVANCEPCS HEALTH L.P., Delaware limited partnership (the "Originator"), ADVP MANAGEMENT, L.P., A Delaware limited partnership (the "Servicer") and AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the "Buyer").

                                    RECITALS

         A. The Parent indirectly owns all of the outstanding Stock of the Originator and the Originator, directly or indirectly, owns all of the outstanding Stock of the Buyer.

         B. The Buyer has been formed for the sole purpose of purchasing, or otherwise acquiring by capital contribution all Receivables originated by the Originator, and selling, contributing or otherwise transferring to the Receivables Purchaser, all Receivables owed by certain Obligors.

         C. The Originator intends to sell, and Buyer intends to purchase, such Receivables, from time to time, as described herein.

         D. In addition, the Originator may, from time to time, contribute capital to Buyer in the form of Originator Contributed Receivables or cash.

         E. The Servicer agrees to service, administer and collect the Receivables on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1 DEFINITIONS.

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in Annex X.

         SECTION 1.2 RULES OF CONSTRUCTION.

         For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II

                            TRANSFERS OF RECEIVABLES

         SECTION 2.1 AGREEMENT TO TRANSFER.

         (a) Receivables Transfers. Subject to the terms and conditions hereof, the Originator agrees to sell (without recourse except to the extent specifically provided herein) or contribute to Buyer on the Closing Date and on each Business Day thereafter (each such date, an "Originator Transfer Date") all Receivables owned by it on each such Originator Transfer Date and Buyer agrees to purchase or acquire as a capital contribution all such Receivables on each such Originator Transfer Date; provided, that on the initial Originator Transfer Date, the Originator agrees to contribute to Buyer all Receivables owned by it on the initial Originator Transfer Date and Buyer agrees to acquire as a capital contribution all such Receivables on the initial Originator Transfer Date. All such Originator Transfers shall be evidenced by a certificate of assignment substantially in the form of Exhibit 2.1(a) (the "Receivables Assignment"), and the Originator and Buyer shall execute and deliver the Receivables Assignment on or before the Closing Date.

         (b) Determination of Sold Receivables. On and as of each Originator Transfer Date (except for the initial Originator Transfer Date), all Receivables owned by the Originator and not previously acquired by Buyer shall be identified for sale to Buyer such that the Originator Sale Price to be paid by Buyer therefor does not exceed the sum of (i) the amount of cash available to Buyer for the payment thereof and (ii) the proceeds of a Subordinated Originator Loan (as defined below) (each such Receivable identified for sale, individually, an "Originator Sold Receivable" and, collectively, the "Originator Sold Receivables").

         (c) Payment of Purchase Price. In consideration for each Originator Sale of Originator Sold Receivables hereunder, Buyer shall pay to the Originator on the Originator Transfer Date therefor the Originator Sale Price therefor in the following manner:

                  (i) by delivery in Dollars in immediately available funds, to the extent of the amount of cash available to Buyer, and

                  (ii) the balance, by delivery of the proceeds of a subordinated revolving loan from the Originator to Buyer (each, a "Subordinated Originator Loan" and collectively, the "Subordinated Originator Loans") in an amount not to exceed the least of (A) the remaining unpaid portion of the Originator Sale Price, (B) the maximum Subordinated Originator Loan that could be borrowed without rendering the Buyer's Net Worth Percentage to be less than 15% and (C) fifteen percent (15%) of the maximum then Outstanding Balance of Receivables. On the date hereof, the Buyer shall issue to the

         Originator, a subordinated note (the "Subordinated Originator Note") substantially in the form of Exhibit 2.1(c) hereto. The Originator is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Originator Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.

         Subject to the limitations set forth in this Section 2.1(c), the Originator irrevocably agrees to advance each Subordinated Originator Loan requested by Buyer on each applicable Originator Transfer Date occurring on or prior to the Facility Termination Date. The Subordinated Originator Loans shall be evidenced by, and shall be payable in accordance with, the terms and provisions of the Subordinated Originator Note and shall be payable solely from funds which Buyer is not required under the Sale Agreement to set aside for the benefit of, or otherwise pay over to, the Receivables Purchaser.

         (d) Determination of Contributed Receivables. On the initial Originator Transfer Date, the Originator shall contribute all Receivables owned by it on such date to Buyer as a capital contribution. On each day after the initial Originator Transfer Date, to the extent that, on and as of any Originator Transfer Date, Receivables owned by the Originator do not constitute Originator Sold Receivables pursuant to Section 2.1(b) then the Originator shall, unless it has delivered a Notice of Election (as defined below) to Buyer, contribute such Receivables to Buyer as a capital contribution (each such contributed Receivable, individually, an "Originator Contributed Receivable," and collectively, the "Originator Contributed Receivables"). If the Originator elects not to contribute Receivables to Buyer on any Originator Transfer Date, or if any Receivables eligible for sale and owned by the Originator are not sold on any Originator Transfer Date, the Originator shall deliver to Buyer not later than 5:00 p.m. (New York time) on the Business Day immediately preceding such Originator Transfer Date a notice of election thereof (each such notice, a "Notice of Election").

         (e) Ownership of Sold and Contributed Receivables. On and after each Originator Transfer Date and after giving effect to the Originator Transfers to be made on each such date, Buyer shall own the Originator Sold Receivables and Originator Contributed Receivables and the Originator shall not take any action inconsistent with such ownership nor shall the Originator claim any ownership interest in such Originator Sold Receivables and Originator Contributed Receivables. The Originator Sold Receivables and the Originator Contributed Receivables will be identified by reference to the General Trial Balance of the Originator.

         (f) Reconstruction of General Trial Balance. If at any time the Originator fails to generate its General Trial Balance, Buyer shall have the right to cause the Originator to reconstruct or to reconstruct directly such General Trial Balance so that a determination of the Originator Sold Receivables and the Originator Contributed Receivables can be made pursuant to Section 2.1(e). The Originator agrees to cooperate with such reconstruction, including by delivery to Buyer, upon Buyer's request, of copies of all Contracts and Records.

         (g) Servicing of Receivables. So long as no Servicer Termination Event shall have occurred and be continuing and no Successor Servicer has assumed the responsibilities and obligations of the Servicer pursuant to Section 9.2 of the Purchase Agreement, the Servicer shall



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

(i) conduct the servicing, administration and collection of all Receivables (including the Transferred Receivables) and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect the Receivables (including the Transferred Receivables), all in accordance with (A) the terms of the Purchase Agreement, (B) the Servicing Agreement, (C) customary and prudent servicing procedures for trade receivables of a similar type and (D) all applicable laws, rules and regulations, and (ii) hold all Contracts and other documents and incidents relating to the Receivables (including the Transferred Receivables) in trust for the benefit of Buyer, as the owner thereof, and for the sole purpose of facilitating the servicing of the Receivables (including the Transferred Receivables) in accordance with the terms of the Purchase Agreement.

         (h) Non-Transferred Receivables Servicing Fee. As compensation for its servicing activities with respect to Receivables that do not constitute Transferred Receivables and as reimbursement for its reasonable expenses in connection therewith, the Servicer shall be entitled to receive the Non-Transferred Receivables Servicing Fee. The Non-Transferred Receivables Servicing Fee for each Business Day shall be paid by the Buyer daily in arrears on each Business Day. The Buyer agrees that it shall pay to the Servicer on each Business Day, the applicable Non-Transferred Receivables Servicing Fee, to the extent of funds available to the Buyer on such day. The Buyer agrees that it will pay the Non-Transferred Receivables Servicing Fee to the Servicer prior to using any funds available to it on such Business Day for any other purpose, including, without limitation, the purchase of additional Receivables. If the Buyer does not have sufficient available funds to pay, in full, the Non-Transferred Receivables Servicing Fee on any Business Day, the shortfall shall be payable on the next Business Day on which the Buyer has available funds, but only to the extent of such available funds after paying such Business Day's Non-Transferred Receivables Servicing Fee. The Servicer waives any right it has or may at any time have to demand payment and/or take any action to or in furtherance of payment of any shortfall in the payment of the Non-Transferred Receivables Servicing Fee and agrees that it shall not have a "claim" under
Section 101(5) of the Bankruptcy Code for the payment of any such shortfall, except for, and only to the extent of, any excess available funds, as described above. The Servicer shall be required to pay for all expenses incurred by it in connection with its servicing activities (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Non-Transferred Receivables Servicing Fee.

         SECTION 2.2 GRANT OF SECURITY INTEREST.

         The parties hereto intend that each Originator Transfer shall constitute a purchase and sale or capital contribution, as applicable, and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by Buyer under Section 2.1 hereof, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Originator shall be deemed to have granted, and the Originator does hereby grant, to the Buyer a continuing security interest in all of the Originator's right, title and interest in, to and under the Receivables whether now owned or hereafter acquired by the Originator (whether constituting Originator Sold Receivables, Originator Contributed Receivables or otherwise) to secure the obligations of the Originator to the Buyer hereunder (including, if and to the extent that any Originator Transfer is recharacterized as a transfer for security, the repayment of a loan deemed to have been made by the Buyer in the amount of the

Originator Sale Price with respect thereto and which secures the Buyer's right to receive all Collections of the Receivables as otherwise contemplated under this Agreement).

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1 CONDITIONS TO INITIAL TRANSFER.

         The initial Originator Transfer hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which may be waived in writing by each of Buyer and the Administrative Agent):

         (a) Contribution Agreement; Other Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Parent, the Servicer, the Originator and Buyer, and Buyer shall have received such documents, instruments, agreements and legal opinions as Buyer shall request in connection with the transactions contemplated by this Agreement, including those identified in the Schedule of Documents attached hereto as Annex Y, each in form and substance satisfactory to Buyer.

         (b) Governmental Approvals. Buyer shall have received (i) satisfactory evidence that the Originator has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from the Originator in form and substance satisfactory to Buyer affirming that no such consents or approvals are required.

         (c) Compliance with Laws. The Originator shall be in compliance with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(f).

         (d) Purchase Agreement Conditions. Each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Purchase Agreement shall have been satisfied or waived in writing as provided therein.

         (e) Sale Agreement Conditions. Each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Sale Agreement shall have been satisfied or waived in writing as provided therein.

         SECTION 3.2 CONDITIONS TO ALL TRANSFERS.

         Each Originator Transfer hereunder (including the initial Originator Transfer) shall be subject to satisfaction of the following further conditions precedent as of the Originator Transfer Date therefor:

         (a) the representations and warranties of the Originator contained herein or in any other Related Document shall be true and correct as of such Originator Transfer Date, both before and after giving effect to such Originator Transfer and to the application of the Originator

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Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

         (b) no Incipient Termination Event or Termination Event shall have occurred and be continuing or would result after giving effect to such Originator Transfer or the application of the Originator Sale Price therefor;

         (c) the Originator shall be in compliance with each of its covenants and other agreements set forth herein;

         (d) the Originator shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to Buyer as Buyer may request;

         (e) no event or circumstance having a Material Adverse Effect shall have occurred since the date of this Agreement as determined by either the Buyer or the Administrative Agent;

         (f) the Servicer shall have provided a certificate to the Administrative Agent confirming that the Non-Transferred Receivables Servicing Fee for the immediately preceding Settlement Period has been paid by the Buyer and the same has been received by the Servicer;

         (g) each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Purchase Agreement shall have been satisfied or waived in writing as provided therein;

         (h) each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Sale Agreement shall have been satisfied or waived in writing as provided therein.

         The acceptance by the Originator of the Originator Sale Price for any Originator Sold Receivables on any Originator Transfer Date shall be deemed to constitute, as of any such Originator Transfer Date, a representation and warranty by the Originator that the conditions in this Section 3.2 have been satisfied. Upon any such acceptance, title to the Originator Sold Receivables and the Originator Contributed Receivables sold or contributed on such Originator Transfer Date shall be vested absolutely in Buyer, whether or not such conditions were in fact so satisfied.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ORIGINATOR.

         To induce Buyer to purchase the Originator Sold Receivables and to acquire the Originator Contributed Receivables, each of the Parent and the Originator makes the following representations and warranties to Buyer, each and all of which shall survive the execution and delivery of this Agreement.

         (a) Corporate Existence; Compliance with Law. Each of the Parent and the Originator (i) is a corporation and limited partnership, respectively duly organized, validly existing and in good standing under the laws of its jurisdiction of formation; (ii) is duly qualified to conduct

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business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified is not reasonably likely to result in a Material Adverse Effect; (iii) has the requisite corporate and limited partnership power, as applicable, and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to obtain such licenses, permits, consents or approvals is not reasonably likely to result in a Material Adverse Effect; (v) is in compliance with its charter, and bylaws and partnership agreement, as applicable; and (vi) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax laws and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Jurisdiction of Formation; Executive Offices; Collateral Locations; Corporate or Other Names; FEIN. Each of the Parent's and the Originator's Formation Jurisdiction is set forth in Schedule 4.1(b) and each of the Parent and the Originator is a "registered organization" (as defined in the UCC) in such Formation Jurisdiction. As of the Closing Date, the current location of the Originator's chief executive office, jurisdiction of formation, principal place of business, other offices, the warehouses and premises within which any Originator Collateral is stored or located, and the locations of all records concerning the Originator Collateral are set forth in Schedule 4.1(b) and none of such locations have changed within the past 12 months. During the prior five
(5) years, except as set forth in Schedule 4.1(b), the Originator has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.1(b) lists the federal employer identification number of the Originator.

         (c) Corporate and Limited Partnership Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each of the Parent and the Originator of this Agreement and the execution, delivery and performance by each such Person of any other Related Documents to which it is a party and the creation and perfection of all Originator Transfers and Liens provided for herein and therein: (i) are within such Person's corporate or limited partnership power; (ii) have been duly authorized by all necessary or proper corporate, shareholder or partner action; (iii) do not contravene any provision of such Person's charter, bylaws or partnership agreement; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Person; and
(vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.1(b). The exercise by Buyer of any of its rights and remedies under any Related Document to which it is a party, does not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by the Buyer, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.1(b). Each of the Related Documents to which the Parent or the Originator is a party has been duly executed and delivered by such Person and each such Related Document constitutes a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms.

         (d) No Litigation. No Litigation is now pending or, to the knowledge of the Originator, threatened against any member of the Parent Group that (i) challenges the Parent's, the Originator's or any of their Affiliates' right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the Originator Transfer, Purchase, contribution or pledge of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents or (iii) has a reasonable risk of being determined adversely to such Parent Group member and that, if so determined, could reasonably be expected to have a Material Adverse Effect. Except as set forth on
Schedule 4.1(d), as of the Closing Date there is no Litigation pending or threatened that seeks damages in excess of $2,500,000 or injunctive relief against, or alleges criminal misconduct by, any member of the Parent Group.

         (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, each of the members of the Parent Group is and will be Solvent.

         (f) Material Adverse Effect. Between December 31, 2000, and the Closing Date, (i) no member of the Parent Group has incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by any member of the Parent Group or has become binding upon any such Person's assets and no law or regulation applicable to any member of the Parent Group has been adopted that has had or could reasonably be expected to have a Material Adverse Effect; and
(iii) no member of the Parent Group is in default and no third party is in default under any material contract, lease or other agreement or instrument to which any member of the Parent Group is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 2000, and the Closing Date, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (g) Ownership of Receivables; Liens. The Originator owns each Receivable originated by it free and clear of any Adverse Claim and, from and after each Originator Transfer Date, Buyer will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in each Originator Sold Receivable and Originator Contributed Receivable purchased by it, contributed to it or otherwise acquired by it on such date, free and clear of any Adverse Claim or restrictions on transferability. None of the properties and assets of the Originator are subject to any Adverse Claims other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to the Originator that may result in any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted

Encumbrances. The Originator has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Originator's right, title and interest in and to the Receivables originated by it and its other properties and assets. The Liens granted to Buyer pursuant to Section 7.1 will at all times be fully perfected first priority Liens in and to the Originator Collateral.

         (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock. Schedule 4.1(h) sets forth the organizational chart of the Parent and its Subsidiaries. Except for those Persons set forth in Schedule 4.1(h), the Parent is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Stock of the Buyer is owned by each of the Stockholders in the amounts set forth on Schedule 4.1(h) and all of the issued and outstanding partnership interests of the Originator are owned by each of the partners in the amounts set forth on
Schedule 4.1(h). There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Originator or the Buyer may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities, or interests in, of its Subsidiaries.

         (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Originator and each of its Affiliates included in the Parent Group have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 4.2(l). Proper and accurate amounts have been withheld by each member of the Parent Group from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 4.1(i) sets forth as of the Closing Date (i) those taxable years for which any member of the Parent Group's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described on Schedule 4.1(i), neither the Originator nor any other member of the Parent Group has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Originator and the other members of the Parent Group are not liable for any charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Originator's knowledge, as a transferee. As of the Closing Date, neither the Originator nor any other member of the Parent Group has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

         (j) Intellectual Property. Each of the Originator, the Parent and the Buyer owns or has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. Each of the Originator, the Parent and the Buyer conducts its business and affairs without infringement of or interference with any intellectual property of any other Person. Except as set forth in Schedule 4.1(j), none of the Originator, the Parent or the Buyer is aware of any infringement or claim of infringement by others on any its intellectual property.

         (k) Full Disclosure. All information contained in this Agreement, any of the other Related Documents, or any written statement furnished by or on behalf of the Originator or any other member of the Parent Group to Buyer, AFC, any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any of the other Related Documents, or any written statement furnished by or on behalf of the Originator or any other member of the Parent Group to Buyer, AFC, any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents (including any such statement furnished by the Originator in its capacity as Servicer), is misleading as a result of the failure to include therein a material fact.

         (l) Notices to Obligors. The Originator has directed all Obligors of Transferred Receivables originated by it to remit all payments with respect to such Transferred Receivables for deposit in a Lockbox or Lockbox Account.

         (m) ERISA.

                  (i) Schedule 4.1(m) lists all Plans and separately identifies all Pension Plans, including all Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Except as otherwise provided in Schedule 4.1(m), (A) each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, (B) neither the Originator nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan and (C) neither the Originator nor any ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 4975 of the IRC, in connection with any Plan that would subject the Originator to a material tax on prohibited transactions imposed by
         Section 4975 of the IRC.

                  (ii) Except as set forth in Schedule 4.1(m): (A) no Title IV Plan has any Unfunded Pension Liability; (B) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (C) there are no pending or, to the knowledge of the Originator, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (D) neither the Originator nor any ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (E) within the last five (5) years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of the Originator or ERISA Affiliate; (F) Stock of the Originator and its ERISA Affiliates makes up, in the aggregate, no more than 10% of the assets of any Plan, measured on the basis of fair market value as of the last valuation date of any Plan; and (G) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by S&P or an equivalent rating by another nationally recognized rating agency.

         (n) Brokers. No broker or finder acting on behalf of the Originator or any other member of the Parent Group was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and neither the Originator nor any other member of the Parent Group has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (o) Margin Regulations. The Originator is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Originator owns no Margin Stock, and no portion of the proceeds of the Originator Sale Price for any Originator Sale hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Originator will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (p) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the other Related Documents requires compliance with any bulk sales act or similar law.

         (q) Securities Act and Investment Company Act Exemptions. Each purchase and contribution of Receivables under this Agreement constitutes (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and
(ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (r) Government Regulation. No member of the Parent Group is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. No member of the Parent Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Debt or to perform its obligations hereunder or under the other Related Documents. The purchase or acquisition of the Originator Sold Receivables and the Originator Contributed Receivables by Buyer hereunder, the application of the Originator Sale Price for the foregoing and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         (s) Books and Records; Minutes. Each of the Originator's and the Parent's limited partnership agreement or the certificate or articles of formation, as applicable, require it to maintain (i) its own books and records of account and (ii) minutes of the meetings and other proceedings of its members, or Stockholders and board of directors.

         (t) Deposit and Disbursement Accounts. Schedule 4.1(t) lists all banks and other financial institutions at which the Originator maintains any deposit accounts established for the receipt of collections on Receivables as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor, in each case as of the Closing Date.

         (u) Representations and Warranties in Other Related Documents. Each of the representations and warranties of the Parent or the Originator contained in the Related Documents (other than this Agreement) is true and correct in all material respects and each of the Parent and the Originator hereby makes each such representation and warranty to, and for the benefit of, the Purchasers and the Administrative Agent as if the same were set forth in full herein.

         (v) Receivables. With respect to each Originator Sold Receivable and Originator Contributed Receivable designated as an Eligible Receivable in any Investment Base Certificate delivered on or after the Originator Transfer Date of such Originator Sold Receivable or Originator Contributed Receivable:

                  (i) such Receivable satisfies each of the criteria for an Eligible Receivable;

                  (ii) prior to its Originator Transfer to Buyer such Receivable was owned by the Originator thereof free and clear of any Adverse Claim, and the Originator had the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and the other Related Documents and, upon such Originator Transfer, Buyer will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in such Receivable, free and clear of any Adverse Claim and, following such Originator Transfer, such Receivable will not be subject to any Adverse Claim as a result of any action or inaction on the part of the Originator;

                  (iii) the Originator Transfer of each such Receivable pursuant to this Agreement and the Receivables Assignment executed by the Originator constitutes, as applicable, a valid sale, contribution, transfer, assignment, set over and conveyance to Buyer of all right, title and interest of the Originator in and to such Receivable; and

                  (iv) The Originator has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on such Receivable will not be paid in full when due or to expect any other Material Adverse Effect.

         (w) Ownership of AdvancePCS Puerto Rico, Inc. The Originator is the sole and direct owner of AdvancePCS Puerto Rico, Inc.

         The representations and warranties described in this Section 4.1 shall survive the Originator Transfer of the Originator Sold Receivables and the Originator Contributed Receivables to Buyer, any subsequent assignment of the Transferred Receivables by Buyer, and the termination of this Agreement and the other Related Documents and shall continue until the indefeasible payment in full of all Receivables.

         SECTION 4.2 AFFIRMATIVE COVENANTS OF THE PARENT AND THE ORIGINATOR.

         Each of the Parent and the Originator covenants and agrees that, unless otherwise consented to by Buyer and the Administrative Agent, from and after the Closing Date and until the Termination Date:

         (a) Offices and Records. The Originator shall maintain its principal place of business, jurisdiction of formation and chief executive office and the office at which it keeps its Records at the respective locations specified in
Schedule 4.1(b) or, upon thirty (30) days' prior written notice to Buyer and the Administrative Agent, at such other location in a jurisdiction where all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to
Section 8.13 shall have been taken with respect to the Originator Sold Receivables and the Originator Contributed Receivables. The Originator shall at its own cost and expense, for not less than three (3) years from the date on which each Originator Sold Receivable and Originator Contributed Receivable was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Originator Sold Receivable and Originator Contributed Receivable, including records of all payments received, credits granted and merchandise returned with respect thereto.

         (b) Access. Each member of the Parent Group shall during normal business hours, from time to time upon not less than five (5) Business Day's prior notice and as frequently as Buyer, the Servicer, the Receivables Purchaser or the Administrative Agent determines to be appropriate: (i) provide Buyer, the Servicer, the Receivables Purchaser or the Administrative Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Originator Sold Receivables and the Originator Contributed Receivables), facilities, advisors and employees (including officers) and to the Originator Collateral, (ii) permit Buyer, the Servicer or the Administrative Agent and any of their respective officers, employees and agents, to inspect, audit and make extracts from its books and records, including all Records, (iii) permit Buyer, the Servicer or the Administrative Agent and their respective officers, employees and agents, to inspect, review and evaluate the Originator Sold Receivables and the Originator Contributed Receivables and other Originator Collateral and (iv) permit Buyer, the Servicer or the Administrative Agent and their respective officers, employees and agents to discuss matters relating to the Originator Sold Receivables and the Originator Contributed Receivables or the Originator's performance under this Agreement or the affairs, finances and accounts of the Originator with any of the Originator's respective officers, directors, employees, representatives or agents (in each case, with those Persons having knowledge of such matters) and with its independent certified public accountants. If an Incipient Termination Event or a Termination Event shall have occurred and be continuing, or the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems any Purchaser's rights or interests in the Transferred Receivables or the Seller Collateral insecure, each member of the Parent Group shall provide such access at all times and without advance notice and shall provide Buyer, the Servicer or the Administrative Agent with access to its customers upon notice by the Administrative Agent or Buyer to the Originator. Each member of the Parent Group shall make available to Buyer, the Servicer or the Administrative Agent and their respective counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that Buyer, the Servicer or the Administrative Agent may reasonably request. The Originator shall deliver any document or instrument necessary for Buyer, the Servicer or the Administrative Agent, as they may from time to time reasonably request, to obtain records from any service bureau or other Person that maintains records for the Originator, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by the Originator.

         (c) Communication with Accountants. Each of the Parent and the Originator authorizes Buyer, the Receivables Purchaser, the Servicer and the Administrative Agent to communicate directly with its independent certified public accountants, and authorizes and shall instruct those accountants and advisors to disclose and make available to Buyer, the Receivables Purchaser, the Servicer and the Administrative Agent any and all financial statements and other supporting financial documents, schedules and information relating to the Parent Group (including copies of any issued management letters) with respect to the business, financial condition and other affairs of the Parent Group; provided, that the Administrative Agent shall provide the Parent or the Originator as applicable, with notice and a general description of its intended communication with the independent certified public accounts. Each of the Parent and the Originator agrees to render to Buyer, the Receivables Purchaser, the Servicer and the Administrative Agent at the Parent's and the Originator's cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If any Termination Event shall have occurred and be continuing, the Parent and the Originator shall, promptly upon request therefor, assist Buyer in delivering to the Administrative Agent Records reflecting activity through the close of business on the Business Day immediately preceding the date of such request.

         (d) Compliance With Credit and Collection Policies. The Originator shall comply in all material respects with the Credit and Collection Policies applicable to each Originator Sold Receivable, Originator Contributed Receivable and the Contracts therefor and with the terms of such Receivables and Contracts.

         (e) Assignment. The Parent and the Originator agree that, to the extent permitted under the Purchase Agreement and the Sale Agreement, Buyer may assign all of its right, title and interest in, to and under the Originator Sold Receivables and the Originator Contributed Receivables and this Agreement, including its right to exercise the remedies set forth in Section 4.4. The Parent and the Originator agree that, upon any such assignment, the assignee thereof may enforce directly, without joinder of Buyer, all of the obligations of the Parent or the Originator hereunder, including any obligations of the Parent or the Originator set forth in Sections 4.2(o), 4.4, 5.1 and 8.14.

         (f) Compliance with Agreements and Applicable Laws. Each member of the Parent Group shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (g) Maintenance of Existence and Conduct of Business. The Originator shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its limited partnership existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with the terms of its certificate of formation and limited partnership agreement; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such limited partnership and trade names as are set forth in Schedule 4.2(g) or, upon thirty (30) days' prior written notice to Buyer, the Administrative Agent and each Rating Agency, in such other limited partnership or trade names with respect to which all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to
Section 8.13 shall have been taken with respect to the Originator Sold Receivables and the Originator Contributed Receivables. The Originator shall not change its Formation Jurisdiction except upon thirty (30) days' prior written notice to Buyer and the Administrative Agent, and with respect to which jurisdiction all action requested by Buyer, Receivables Purchaser, any Purchaser or the Administrative Agent pursuant to Section 8.13 shall have been taken with respect to the Originator Sold Receivables and the Originator Contributed Receivables.

         (h) Notice of Material Event. The Parent or the Originator shall promptly inform Buyer in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Parent or the Originator proposes to take with respect thereto:

                  (i) any Litigation commenced or threatened against any member of the Parent Group or with respect to or in connection with all or any portion of the Receivables that (A) seeks damages or penalties in an uninsured amount in excess of $2,500,000 in any one instance or $2,500,000 in the aggregate, (B) seeks injunctive relief, (C) is asserted or instituted against any Plan, its fiduciaries or its assets or against the Originator or ERISA Affiliate in connection with any Plan, (D) alleges criminal misconduct by any member of the Parent Group or (E) would, if determined adversely, have a Material Adverse Effect;

                  (ii) the commencement of a case or proceeding by or against any member of the Parent Group seeking a decree or order in respect of any member of the Parent Group (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any member of the Parent Group or for any substantial part of such Person's assets, or
         (C) ordering the winding-up or liquidation of the affairs of any member of the Parent Group;

                  (iii) the receipt of notice that (A) any member of the Parent Group is being placed under regulatory supervision, (B) any material license, permit, charter, registration or approval necessary for the conduct of the business of any member of the Parent Group is to be, or may be, suspended or revoked, or (C) any member of the Parent Group is to cease and desist any practice, procedure or policy employed by such Person in the conduct of its business if such cessation may have a Material Adverse Effect;

                  (iv) (A) any Adverse Claim made or asserted against any of the Receivables of which it becomes aware or (B) any determination that a Receivable designated as an Eligible Receivable in an Investment Base Certificate or otherwise was not an Eligible Receivable at the time of such designation;

                  (v) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect; or

                  (vi) any Termination Event or Incipient Termination Event under Section 9.1(v) of the Purchase Agreement.

         (i) Use of Proceeds. The Originator shall utilize the proceeds of the Originator Sale Price obtained by it for each Originator Sale made by it hereunder solely for general corporate purposes (including the retirement or repayment of third-party debt and loans made to Affiliates) and to pay any related expenses payable by the Originator under this Agreement and the other Related Documents in connection with the transactions contemplated hereby and thereby and for no other purpose.

         (j) Separate Identity.

                  (i) The Parent and the Originator shall, and shall cause each other member of the Parent Group to, maintain corporate and partnership records, as applicable, and books of account separate from those of each of Buyer and the Receivables Purchaser.

                  (ii) The financial statements of the Parent and its consolidated Subsidiaries shall disclose the effects of the Originator's transactions under the Related Documents in accordance with GAAP and, in addition, disclose that (A) Buyer's sole business consists of the purchase or acceptance through capital contribution of the Receivables from the Originator and the subsequent resale of Transferred Receivables to the Receivables Purchaser, (B) Buyer is a separate corporate entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of Buyer's assets prior to any value in Buyer becoming available to Buyer's equity holders, (C) the assets of Buyer are not available to pay creditors of the Parent or any other Affiliate of the Parent, (D) Receivables Purchaser's sole business consists of the purchase or acceptance through capital contribution of the Transferred Receivables from the Buyer and the subsequent transfer of interests in the Transferred Receivables to the Purchasers, (E) Receivables Purchaser is a separate corporate entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of Receivables Purchaser's assets prior to any value in Receivables Purchaser becoming available to Receivables Purchaser's equity holders,

         (F) the assets of Receivables Purchaser are not available to pay creditors of the Parent or any other Affiliate of the Parent.

                  (iii) The resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by the Parent and the Originator as official records.

                  (iv) The Parent and the Originator shall, and shall cause each other member of the Parent Group to, maintain an arm's-length relationship with Buyer and Receivables Purchaser and shall not hold itself out as being liable for the Debts of Buyer or Receivables Purchaser.

                  (v) The Parent and the Originator shall, and shall cause each other member of the Parent Group to, keep its assets and its liabilities wholly separate from those of Buyer and Receivables Purchaser.

                  (vi) The Parent and the Originator shall, and shall cause each other member of the Parent Group to, conduct its business solely in its own name through its duly Authorized Officers or agents and in a manner designed not to mislead third parties as to the separate identity of the Buyer or Receivables Purchaser.

                  (vii) The Parent and the Originator shall not, and shall cause each other member of the Parent Group not to, mislead third parties by conducting or appearing to conduct business on behalf of Buyer or Receivables Purchaser or expressly or impliedly representing or suggesting that the Parent, the Originator or such other member of the Parent Group is liable or responsible for the Debts of Buyer or Receivables Purchaser or that the assets of the Parent, the Originator or such other member of the Parent Group are available to pay the creditors of Buyer or Receivables Purchaser.

                  (viii) The Parent and the Originator shall cause (A) all operating expenses and liabilities of Buyer to be paid from Buyer's own funds and (B) all operating expenses and liabilities of Receivables Purchaser to be paid from Receivables Purchaser's own funds.

                  (ix) The Parent and the Originator shall at all times have, and cause each other member of the Parent Group at all times to have, stationery and other business forms and a mailing address and telephone number separate from those of Buyer and Receivables Purchaser.

                  (x) The Parent and the Originator shall, and shall cause each other member of the Parent Group to, at all times limit its transactions with Buyer and Receivables Purchaser only to those expressly permitted hereunder or under any other Related Document.

                  (xi) The Parent and the Originator shall, and cause each other member of the Parent Group to, comply with (and cause to be true and correct) each of the facts and assumptions contained in the opinions of Akin, Gump, Strauss, Hauer & Feld, L.L.P. delivered pursuant to the Schedule of Documents.

         (k) ERISA. The Parent or the Originator shall give Buyer and the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (l) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 4.2(l)(ii), each member of the Parent Group shall pay, perform and discharge or cause to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental charges upon its income and properties and all lawful claims for labor, materials, supplies and services, promptly when due.

                  (ii) Any member of the Parent Group may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 4.2(l)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of such Person, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Originator Collateral may become subject to forfeiture or loss as a result of such contest, (D) no Lien may be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) Buyer has affirmatively advised the Parent or the Originator in writing that Buyer reasonably believes that nonpayment or nondischarge thereof could not reasonably be expected to have or result in a Material Adverse Effect.

         (m) Deposit of Collections. The Originator shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than one
(1) Business Day after receipt thereof, all Collections it may receive in respect of the Originator Sold Receivables and the Originator Contributed Receivables that constitute Transferred Receivables.

         (n) Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

         (o) Adjustments to Sale Price. If on any day the Billed Amount of any Transferred Receivable is reduced as a result of any Dilution Factors, and the amount of such reduction exceeds the amount, if any, of Dilution Factors taken into account in the calculation of the Originator Sale Price for such Transferred Receivable, the Originator shall make a cash payment to Buyer in the amount of such excess by remitting such amount to the Collection Account in accordance with the terms of the Purchase Agreement.

         (p) Keeping of Records and Books of Account. The Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Originator will give the Administrative Agent notice of any material change in the administrative and operating procedures of the Originator referred to in the previous sentence.

         (q) Ownership of AdvancePCS Puerto Rico, Inc. The Originator shall at all times be the sole and direct owner of AdvancePCS Puerto Rico, Inc.

         SECTION 4.3 NEGATIVE COVENANTS OF THE PARENT AND THE ORIGINATOR.

         Each of the Parent and the Originator covenants and agrees that, without the prior written consent of Buyer and the Administrative Agent, from and after the Closing Date and until the Termination Date:

         (a) Liens. The Originator shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to its Receivables or any other Originator Collateral (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 4.3(a). In addition, the Originator shall not become a party to any agreement, note, indenture or instrument (other than the Senior Credit Facility) or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of Buyer as additional collateral for the recourse and indemnity obligations of the Originator to Buyer hereunder, including those obligations set forth in Sections 4.2(o), 4.4 and 5.1, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (b) Modifications of Receivables or Contracts. The Originator shall not extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Originator Sold Receivable or any Originator Contributed Receivable, or amend, modify or waive any term or condition of any Contract therefore without the prior written consent of the Administrative Agent.

         (c) Sale Characterization. No member of the Parent Group shall make any statements or disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than (i) with respect to the sale of each Originator Sold Receivable originated by it, as a true sale or absolute assignment of its full right, title and ownership interest in such Originator Sold Receivable and (ii) with respect to the contribution of each Originator Contributed Receivable under this Agreement, as a contribution to the capital of Buyer.

         (d) Capital Structure and Business. The members of the Parent Group shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect or (ii) make any change in its capital structure of the Originator, Holding and AFC, including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock or (iii) amend, supplement or otherwise modify its certificate or articles of incorporation or formation, bylaws or partnership agreement, as applicable, in a manner that could have or result in a Material Adverse Effect. The Originator shall not change its jurisdiction of formation except as permitted by Section 4.2(g). The members of the Parent Group shall not engage in any business other than the businesses currently engaged in by them.

         (e) Actions Affecting Rights. The members of the Parent Group shall not
(i) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights hereunder or under the other Related Documents, including rights with respect to the Originator Sold Receivables and the Originator Contributed Receivables; (ii) waive or alter any rights with respect to the Originator Sold Receivables and the Originator Contributed Receivables (or any agreement or instrument relating thereto); or
(iii) fail to pay any tax, assessment, charge, fee or other obligation with respect to the Originator Sold Receivables and the Originator Contributed Receivables, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the perfected title of Buyer to and the sole record and beneficial ownership interest of Buyer in the Originator Sold Receivables and the Originator Contributed Receivables or, prior to their Originator Transfer hereunder, the Originator's right, title or interest therein.

         (f) ERISA. The Parent and the Originator shall not, nor shall cause or permit any ERISA Affiliate to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (g) Change to Credit and Collection Policies. The Originator shall comply with the Credit and Collection Policies with respect to the Originator Sold Receivables and the Originator Contributed Receivables, and no change shall be made to the Credit and Collection Policies with respect to the Originator Sold Receivables and the Originator Contributed Receivables without the prior written consent of Buyer and the Administrative Agent.

         (h) Adverse Tax Consequences. The Parent and the Originator shall not take or permit to be taken any action (other than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Related Documents, that would have the effect, directly or indirectly, of subjecting any payment to Buyer, any Purchaser or holders of the Commercial Paper who are residents of the United States of America to withholding taxation.

         (i) No Proceedings. From and after the Closing Date and until the date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, neither the Parent nor any member of the Parent Group shall, directly or indirectly, institute or cause to be instituted against Buyer, Receivables Purchaser or Conduit Purchaser any proceeding of the type referred to in Sections 9.1(c) and 9.1(d) of the Purchase Agreement.

         (j) Commingling. The Originator shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and the Originator so notifies the Administrative Agent, then the Administrative Agent shall promptly remit any such amounts as directed by the Originator or in accordance with the Intercreditor Agreement. The Originator shall not commingle and shall not permit the commingling of Receivables with other assets of the Originator or the assets of any other Person.

         (k) Debt. The members of the Parent Group shall not create, incur, assume or suffer to exist any Debt, except as permitted under the Senior Credit Facility.

         (l) Mergers, Etc. The members of the Parent Group shall not merge into or consolidate with any Person or permit any Person to merge into it, except as permitted under the Senior Credit Facility.

         (m) Sales, Etc., of Assets. The members of the Parent Group shall not sell, lease, transfer or otherwise dispose of any assets, except as permitted under the Senior Credit Facility.

         (n) Investments in Other Persons. The members of the Parent Group shall not make any Investment in any Person, except as permitted under the Senior Credit Facility.

         (o) Transfers of Stock of Buyer. The Originator shall not transfer any Stock issued by the Buyer to any Person; provided, however, that Originator may transfer some or all of Class B Shares and some but not all of the Class A Stock issued by the Buyer to AdvancePCS Puerto Rico, Inc.; provided, further, that AdvancePCS Puerto Rico, Inc. agrees in writing, for the benefit of the Buyer and the Administrative Agent that it shall not transfer any Stock of Buyer to any Person.

         SECTION 4.4 BREACH OF REPRESENTATIONS, WARRANTIES OR COVENANTS.

         Upon discovery by the Parent, the Originator or Buyer of any breach of any representation, warranty or covenant described in Sections 4.1, 4.2 or 4.3 (other than a representation, warranty or covenant relating to the absence of Dilution Factors), which breach is reasonably likely to have a material adverse effect on the value of a Transferred Receivable or the interests of Buyer therein, the party discovering the same shall give prompt written notice thereof to the other parties hereto. The Originator may, at any time on any Business Day, or shall, if requested by notice from Buyer, on the first (1st) Business Day following receipt of such notice, either (a) repurchase such Transferred Receivable from Buyer for cash or through a decrease in the amounts outstanding under the Subordinated Originator Note, (b) transfer ownership of a new Eligible Receivable or new Eligible Receivables to Buyer on such Business Day, or (c) make a capital contribution in cash to Buyer by remitting the amount (the "Originator Rejected Amount") of such capital contribution to the Collection Account in accordance with the terms of the Purchase Agreement, in each case in an amount equal to the Billed Amount of such Transferred Receivable minus the sum of (i) Collections received in respect thereof and (ii) the amount of any Dilution Factors taken into account in the calculation of the Originator Sale Price therefor. Notwithstanding the foregoing, if any Receivable is not paid in full on account of any Dilution Factors, the Originator's repurchase obligation under this Section 4.4 with respect to such Receivable shall be reduced by the amount of any such Dilution Factors taken into account in the calculation of the Originator Sale Price therefor. The Originator shall ensure that no Collections or other proceeds with respect to a Transferred Receivable so reconveyed to it are paid or deposited into any Lockbox Account.

                                    ARTICLE V

                                 INDEMNIFICATION

         SECTION 5.1 INDEMNIFICATION.

         Without limiting any other rights that Buyer or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, an "Buyer Indemnified Person") may have hereunder or under applicable law, the Originator hereby agrees to indemnify and hold harmless each Buyer Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Buyer Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document, any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents, or in respect of any Originator Sold Receivable, Originator Contributed Receivable or any Contract therefor or the use by the Originator of the Originator Sale Price therefor; provided, that the Originator shall not be liable for any indemnification to a Buyer Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Buyer Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, (b) recourse for uncollectible or uncollected Originator Sold Receivables or Originator Contributed Receivables due to the lack of creditworthiness of the Obligor or the occurrence of any event of bankruptcy with respect to such Obligor, or (c) any income tax or franchise tax incurred by any Buyer Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default under this Agreement or any other Related Document. Subject to the exceptions set forth in clauses (a), (b) and
(c) of the immediately preceding sentence but otherwise without limiting the generality of the foregoing, the Originator shall pay on demand to each Buyer Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Originator (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Originator pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Originator to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Originator Sold Receivable, Originator Contributed Receivable or Contract therefor, or the nonconformity of any Originator Sold Receivable, Originator Contributed Receivable or the Contract therefor with any such applicable law, rule or regulation;

                  (iii) the failure to vest and maintain vested in Buyer, or to transfer to Buyer, valid and properly perfected title to and sole record and beneficial ownership of the Originator Sold Receivables and the Originator Contributed Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim;

                  (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Receivable that is the subject of an Originator Transfer hereunder (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Originator or any Affiliate acting as the Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of Buyer;

                  (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract;

                  (vi) the commingling of Collections with respect to the Originator Sold Receivables and the Originator Contributed Receivables by the Originator at any time with its other funds or the funds of any other Person, or the commingling of any of the Originator Sold Receivables or Originator Contributed Receivables with its other assets or the assets of any other Person;

                  (vii) any failure by the Originator to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable that is the subject of an Originator Transfer hereunder, whether at the time of any such Originator Transfer or at any subsequent time;

                  (viii) any failure by the Originator or the Servicer to perform, keep or observe any of their respective duties or obligations hereunder, under any other Related Document or under any Contract related to an Originator Sold Receivable or an Originator Contributed Receivable;

                  (ix) any investigation, Litigation or proceeding related to this Agreement or the use of the Originator Sale Price obtained in connection with any Originator Sale or the ownership of Receivables or Collections with respect thereto or in respect of any Receivable or Contract, except to the extent any such investigation, Litigation or proceeding relates to a matter involving a Buyer Indemnified Person for which neither the Originator nor any of its Affiliates is at fault, as finally determined by a court of competent jurisdiction; or

                  (x) any claim brought by any Person other than a Buyer Indemnified Person arising from any activity by the Originator or any of its Affiliates in servicing, administering or collecting any Originator Sold Receivables or any Originator Contributed Receivables.

NO BUYER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                   ARTICLE VI

                                   [RESERVED]

                                   ARTICLE VII

                               COLLATERAL SECURITY

         SECTION 7.1 SECURITY INTEREST.

         To secure the prompt and complete payment, performance and observance of any and all recourse and indemnity obligations of the Originator to Buyer, including those set forth in Sections 4.2(o), 4.4, 5.1 and 8.14, and to induce Buyer to enter into this Agreement in accordance with the terms and conditions hereof, the Originator hereby grants, assigns, conveys, pledges, hypothecates and transfers to Buyer a Lien upon all of the Originator's right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Originator (including under any trade names, styles or derivations of the Originator), and whether owned by or consigned by or to, or leased from or to, the Originator, and regardless of where located (all of which being hereinafter collectively referred to as the "Originator Collateral"):

         (a) all Receivables, all Contracts relating thereto and all Collections thereon;

         (b) all books and Records (including customer lists, credit files, computer programs, tapes, disks, data processing software and other related property and rights) pertaining to the foregoing;

         (c) all monies, securities and other property now or hereafter in the possession or custody of, or in transit to, Buyer, for any purpose (including safekeeping, collection or pledge), from or for the Originator, or as to which the Originator may have any right or power, and all of Buyer's credits and balances with the Originator existing at any time;

         (d) all rights, but none of the duties or obligations of the Originator under the Subordinated Originator Note; and

         (e) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, and substitutions and replacements for, each of the foregoing.

         SECTION 7.2 OTHER COLLATERAL; RIGHTS IN RECEIVABLES.

         Nothing contained in this Article VII shall limit the rights of Buyer in and to any other collateral that may have been or may hereafter be granted to Buyer by the Originator or any third party pursuant to any other agreement or the rights of Buyer under any of the Originator Sold Receivables or the Originator Contributed Receivables.

         SECTION 7.3 ORIGINATOR REMAINS LIABLE.

         It is expressly agreed by the Originator that, anything herein to the contrary notwithstanding, the Originator shall remain liable under any and all of the Receivables originated by it, the Contracts therefor and all other Originator Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Buyer shall not have any obligation or liability under any such Receivables, Contracts or Originator Collateral by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Buyer of any payment relating thereto pursuant hereto. The exercise by the Buyer of any of its respective rights under this Agreement shall not release the Originator from any of its respective duties or obligations under any such Receivables, Contracts or Originator Collateral. The Buyer shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Originator under or pursuant to any such Receivable, Contract or Originator Collateral, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, Contract or Originator Collateral, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.1 NOTICES.

         Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 8.1), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below in this Section 8.1 or to such other address (or facsimile number) as may be substituted by notice given as herein provided:

           Parent:      5215 N. O'Connor Boulevard
                        Suite 1600
                        Irving, Texas 75039
                        Attn:           Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                        Telephone:      469-420-6000
                        Fax:            469-420-6008

           Originator:  5215 N. O'Connor Boulevard
                        Suite 1600
                        Irving, Texas 75039
                        Attn:           Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                        Telephone:      469-420-6000
                        Fax:            469-420-6008

           Buyer:       AFC Receivables Holding Corporation
                        c/o Entity Services
                        103 Foulk Road, Suite 222
                        Wilmington, Delaware 19808
                        Attn:           Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                        Telephone:      469-420-6000
                        Fax:            469-420-6008

           Servicer     5215 N. O'Connor Boulevard
                        Suite 1600
                        Irving, Texas 75039
                        Attn:           Laura I. Johansen
                                        Senior-Vice President, Corporate Affairs
                        Telephone:      469-420-6000
                        Fax:            469-420-6008

provided, that each such declaration or other communication shall be deemed to have been validly delivered to the Administrative Agent under this Agreement upon delivery to the Administrative Agent in accordance with the terms of the Purchase Agreement. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Buyer) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

         SECTION 8.2 NO WAIVER; REMEDIES.

         Buyer's failure, at any time or times, to require strict performance by the Originator of any provision of this Agreement or any Receivables Assignment shall not waive, affect or diminish any right of Buyer thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Originator contained in this Agreement or any Receivables Assignment, and no breach or default by the Originator hereunder or thereunder, shall be deemed to have been suspended or waived by Buyer unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of Buyer and directed to the Originator specifying such suspension or waiver. Buyer's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Buyer may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Originator Collateral shall not be required.

         SECTION 8.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES.

         This Agreement shall be binding upon and shall inure to the benefit of the Originator and Buyer and their respective successors and permitted assigns, except as otherwise provided herein. The Originator may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Buyer, the Purchasers and the Administrative Agent and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the Originator without the prior express written consent of Buyer, the Purchasers and the Administrative Agent shall be void. The Originator acknowledges that, to the extent permitted under the Purchase Agreement and the Sale Agreement, Buyer may assign its rights granted hereunder, including the benefit of any indemnities under Article V and any of its rights in the Originator Collateral granted under Article VII, and upon such assignment, such assignee shall have, to the extent of such assignment, all rights of Buyer hereunder and, to the extent permitted under the Purchase Agreement, may in turn assign such rights. The Originator agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Buyer, the rights set forth in this Agreement. All such assignees, including parties to the Purchase Agreement in the case of any assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce Buyer's rights and remedies under, this Agreement to the same extent as if they were parties hereto. Without limiting the generality of the foregoing, all notices to be provided to the Buyer hereunder shall be delivered to both the Buyer and the Administrative Agent under the Purchase Agreement, and shall be effective only upon such delivery to the Administrative Agent. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Originator and Buyer with respect to the transactions contemplated hereby and, except for the Purchasers and the

Administrative Agent, no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

         SECTION 8.4 TERMINATION; SURVIVAL OF OBLIGATIONS.

         (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

         (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by Buyer under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Originator or the rights of Buyer relating to any unpaid portion of any and all recourse and indemnity obligations of the Originator to Buyer, including those set forth in Sections 4.2(o), 4.4, 5.1 and 8.14, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Originator, and all rights of Buyer hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and remedies pursuant to Sections 4.2(o), 4.4, the indemnification and payment provisions of Article V, and the provisions of Sections 8.3, 8.12 and
8.14 shall be continuing and shall survive any termination of this Agreement.

         SECTION 8.5 COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT.

         This Agreement and the other Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 8.6.

         SECTION 8.6 AMENDMENTS AND WAIVERS.

         No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Originator therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and the Purchasers and the Administrative Agent. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

         SECTION 8.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
TRIAL.

         (a) THIS AGREEMENT AND EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND

THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYER IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE BUYER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE ORIGINATOR COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OF THE ORIGINATOR ARISING HEREUNDER, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF BUYER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY

RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 8.8 COUNTERPARTS.

         This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Agreement.

         SECTION 8.9 SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 8.10 SECTION TITLES.

         The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         SECTION 8.11 NO SETOFF.

         The Originator's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Originator might have against Buyer, any Purchaser or the Administrative Agent, all of which rights are hereby expressly waived by the Originator.

         SECTION 8.12 CONFIDENTIALITY.

         (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless each Affected Party shall otherwise consent in writing, the Originator and Buyer agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Buyer Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an Buyer Indemnified Person.

         (b) The Originator agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of Buyer and each of the Committed Purchaser and the Conduit Purchaser (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Originator shall consult with Buyer and each of the Committed Purchaser and the Conduit Purchaser prior to the issuance of such news release or public announcement. The Originator may, however, disclose the general terms of the transactions contemplated by this Agreement and the Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

         (c) Except to the extent otherwise required by applicable law, or in connection with any judicial or administrative proceedings, as required to be filed publicly with the Securities Exchange Commission, or unless the Originator otherwise consents in writing, the Buyer agrees (i) to maintain the confidentiality of (A) this Agreement (and all drafts hereof and documents ancillary hereto) and (B) all other confidential proprietary information with respect to the Originator and its Affiliates and each of their respective businesses obtained by the Buyer in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other documents ancillary hereto, in each case, in its communications with third parties other than any Affected Party or the Originator and (ii) not to disclose, deliver, or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or the Originator.

         SECTION 8.13 FURTHER ASSURANCES.

         (a) The Originator shall, at its sole cost and expense, upon request of Buyer, any Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that Buyer, any Purchaser or the Administrative Agent may request to carry out more effectively the provisions and purposes of this Agreement or any other Related Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Buyer of any Originator Sold Receivable, Originator Contributed Receivable or Originator Collateral held by the Originator or in which the Originator has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder or under any other Related Document, (iii) transferring Originator Collateral to Buyer's possession if such collateral consists of chattel paper or instruments or if a Lien upon such collateral can be perfected only by possession, or if otherwise requested by Buyer; and (iv) entering into "control agreements" (as defined in the UCC) with respect to any Originator Collateral to the extent that a first priority Lien upon such Originator Collateral can be perfected only by control. The Originator hereby authorizes Buyer, each Purchaser and the Administrative Agent to file any such financing or continuation statements without the signature of the Originator to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Receivables, the Originator Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Originator Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Buyer immediately upon the Originator's receipt thereof and promptly delivered to Buyer.

         (b) If the Originator fails to perform any agreement or obligation under this Section 8.13, Buyer, any Purchaser or the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Buyer, such Purchaser or the Administrative Agent incurred in connection therewith shall be payable by the Originator upon demand of Buyer, such Purchaser or the Administrative Agent.

         SECTION 8.14 FEES AND EXPENSES.

         In addition to its indemnification obligations pursuant to Article V, the Originator agrees to pay on demand all costs and expenses incurred by Buyer in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Related Documents, including the fees and out-of-pocket expenses of Buyer's counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith, and the Originator agrees to pay all costs and expenses, if any (including attorneys' fees and expenses but excluding any costs of enforcement or collection of the Receivables), in connection with the enforcement of this Agreement and the other Related Documents.



                  [Remainder of Page Intentionally Left Blank].

         IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Contribution Agreement to be executed by their respective duly authorized representatives, as of the date first above written.

                                           ADVANCEPCS

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           ADVANCEPCS HEALTH L.P.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           AFC RECEIVABLES HOLDING CORPORATION

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           ADVP MANAGEMENT, L.P.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                 Exhibit 2.1(a)

                                     Form of
                             Receivables Assignment


         THIS RECEIVABLES ASSIGNMENT (the "Receivables Assignment") is entered into as of ______ __, 2001, by and between ADVANCEPCS HEALTH L.P. (the "Originator") and AFC RECEIVABLES HOLDING CORPORATION (the "Buyer").

         1. We refer to that certain Receivables Purchase and Contribution Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Contribution Agreement") of even date herewith among the Originator, the Buyer and AdvancePCS. All of the terms, covenants and conditions of the Contribution Agreement are hereby made a part of this Receivables Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Contribution Agreement shall be applied herein as defined or established therein.

         2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Originator hereby sells, or sells or contributes, to Buyer, without recourse, except as provided in Sections 4.2(o) and 4.4 of the Contribution Agreement, all of the Originator's right, title and interest in, to and under all of its Receivables (including all Collections, Records and proceeds with respect thereto) existing as of the Closing Date and thereafter created or arising at any time until the Facility Termination Date.

         3. Subject to the terms and conditions of the Contribution Agreement, the Originator hereby covenants and agrees to sign, sell or contribute, as applicable, execute and deliver, or cause to be signed, sold or contributed, executed and delivered, and to do or make, or cause to be done or made, upon request of Buyer and at the Originator's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by Buyer for the purpose of or in connection with acquiring or more effectively vesting in Buyer or evidencing the vesting in Buyer of the property, rights, title and interests of the Originator sold or contributed hereunder or intended to be sold or contributed hereunder.

         4. Wherever possible, each provision of this Receivables Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Receivables Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Receivables Assignment.

         5. THIS RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE PRINCIPLES

THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, the parties have caused this Receivables Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                           ADVANCEPCS HEALTH L.P.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           AFC RECEIVABLES HOLDING CORPORATION

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                 Exhibit 2.1(c)

                      FORM OF SUBORDINATED ORIGINATOR NOTE

                                                                [_____ __, 2001]


         FOR VALUE RECEIVED, the undersigned, AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ADVANCEPCS HEALTH L.P., a Delaware limited partnership (the "Subordinated Lender"), or its assigns, at 5215 N. O'Connor Blvd., Suite 1600, Irving, TX 75039 or at such other place as the holder of this Subordinated Originator Note ("Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Subordinated Originator Loans (as defined in the Contribution Agreement referred to below) made to the Borrower, upon the earlier to occur of (i) the Final Purchase Date and (ii) the Termination Date (in each case, as defined in Annex X to the Contribution Agreement referred to below), together with interest thereon at the Prime Rate (the "Interest Rate") on the unpaid principal amount of each Subordinated Originator Loan for the period commencing on and including the date of such Subordinated Originator Loan to but excluding the date such Subordinated Originator Loan is paid in full.

                  The date, amount and interest rate of each Subordinated Originator Loan made by the Subordinated Lender to the Borrower, and each payment made by or on behalf of the Borrower on account of the principal thereof, shall be recorded by the Subordinated Lender on its books and, prior to any transfer of this Note, endorsed by the Subordinated Lender on the schedule attached hereto or any continuation thereof. The books of the Subordinated Lender and such schedule shall be presumptive evidence of the amounts due and owing to the Subordinated Lender by the Borrower; provided; that any failure of the Subordinated Lender to record a notation in its books or on the schedule to this Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the Borrower to repay Subordinated Originator Loans in accordance with their respective terms set forth herein.

                  All capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Receivables Purchase and Contribution Agreement of even date herewith (as the same may be subsequently amended, restated or otherwise modified, the "Contribution Agreement") by and among the Borrower, the Subordinated Lender, AdvancePCS and ADVP Management L.P. This Note is issued pursuant to the Contribution Agreement and is the Subordinated Originator Note referred to therein. All of the terms, covenants and conditions of the Contribution Agreement and all other instruments evidencing the indebtedness hereunder, including the other Related Documents, are hereby made a part of this Note and are deemed incorporated herein in full.

                  The Borrower may at any time and from time to time upon prior written notice to the Subordinated Lender voluntarily repay, in whole or in part, all Subordinated Originator Loans made hereunder. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder; provided, that all repayments of Subordinated Originator Loans or any portion thereof shall be made together with payment of all interest accrued on the amount repaid to (but excluding) the date of such repayment. Any such notice must be given in writing on or before the Business Day immediately preceding the day the proposed Subordinated Originator Loan is to be repaid (which shall be a Business Day). Each such notice of repayment shall specify the amount of Subordinated Originator Loans to be repaid and the repayment date thereof.

                  Interest shall be payable on the outstanding principal amount of this Note from time to time in arrears on the first Business Day of each month. All computations of interest shall be made by the Lender on the basis of a 365 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Interest Rate shall be determined
(i) on the first Business Day immediately prior to the date any Subordinated Originator Loan is made for calculation of the Interest Rate for the period from the date such Subordinated Originator Loan is made through the end of the first calendar month following such date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Interest Rate so determined shall be utilized for such calendar month. Each determination by the Subordinated Lender of an interest rate hereunder shall be final, binding and conclusive on the Borrower (absent manifest error). The Borrower shall pay interest at the applicable Interest Rate on unpaid interest on any Subordinated Originator Loan or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

                  If any payment or prepayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the Interest Rate during such extension.

                  As set forth below, the indebtedness evidenced by this Subordinated Note is subordinate in right of payment to all "Seller Secured Obligations" (as defined in Annex X of the Contribution Agreement) and all renewals, extensions, refinancings or refundings of any such obligations (whether for principal, interest (including but not limited to interest accruing after the filing of a petition initiating any bankruptcy, insolvency or receivership proceeding (each, an "Insolvency Proceeding") whether or not such interest is allowed in such Insolvency Proceeding), fees, indemnities, repurchase price, expenses or otherwise) (collectively, the "Senior Obligations"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, any holder of a Senior Obligation, and may not be terminated, amended or otherwise revoked until the Senior Obligations have been indefeasibly paid in full in cash and the Related Documents terminated in accordance with their respective terms. Upon the occurrence and during the continuance of any Termination Event or Incipient Termination Event, the Subordinated Lender shall not demand, accelerate, sue for, take, receive or accept from the Borrower, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment of or security for all or any part of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same. The Subordinated Lender hereby agrees that prior to the date that is one year and one day after all of the Senior Obligations have been indefeasibly paid in full in cash and the Related Documents terminated in accordance with their respective terms, the Subordinated Lender will not take any action to institute any Insolvency Proceeding in respect of the Borrower or which would be reasonably likely to cause the Borrower to be subject to, or seek the protection of, any such Insolvency Proceeding.

                  If the Borrower becomes subject to any Insolvency Proceeding, then the holders of the Senior Obligations shall receive payment in full of all amounts due or to become due on or with respect to the Senior Obligations before the Subordinated Lender shall be entitled to receive any payment on account of this Subordinated Note. Accordingly, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, securities or other property, in any applicable Insolvency Proceeding, that would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Administrative Agent for application to, or as collateral for the payment of, the Senior Obligations until such Senior Obligations shall have been indefeasibly paid in full in cash.

                  In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Subordinated Lender for the use, forbearance or detention of money advanced hereunder exceed the highest rate of interest permissible under law (the "Maximum Lawful Rate"). In the event that a court of competent jurisdiction determines that Subordinated Lender has charged or received interest hereunder in excess of the Maximum Lawful Rate, the amount of interest payable hereunder shall be equal to the amount payable under the Maximum Lawful Rate; provided, that if at any time thereafter the amount of interest payable to Subordinated Lender hereunder is less than the amount payable under the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Subordinated Lender from the making of Subordinated Originator Loans hereunder is equal to the total interest that Subordinated Lender would have received had the amount of interest payable to Subordinated Lender hereunder been (but for the operation of this paragraph) paid. Thereafter, the amount of interest payable hereunder shall be the amount determined in accordance with the terms hereof unless and until the amount so calculated again exceeds the amount payable under the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Subordinated Lender pursuant to the terms hereof exceed the amount that Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the amount payable under the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Note, shall make a final determination that Subordinated Lender has received interest hereunder in excess of the Maximum Lawful Rate, Subordinated Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal amount of the Subordinated Originator Loans, then to fees and any other unpaid charges, and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

                  Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.

                  Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE BORROWER HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS NOTE, THE CONTRIBUTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                 AFC RECEIVABLES HOLDING CORPORATION

                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                     SCHEDULE OF LOANS TO SUBORDINATED NOTE

                        Amount of                                     Unpaid
                        Subordinated          Amount of               Principal           Notation made
Date                    Originator Loan       Principal Paid          Balance             by (initials)
----                    ---------------       --------------          ---------           -------------







                                 Schedule 4.1(b)

        Formation Jurisdiction; Executive Offices; Collateral Locations;
                             Corporate Names; FEIN

PARENT:

Formation Jurisdiction: Delaware.

ORIGINATOR:

Formation Jurisdiction: Delaware.

The Originator's chief executive office and principal place of business are located at 5215 N. O'Connor Blvd., Suite 1600, Irving, TX 75039.

Locations of Originator's offices, the warehouses and premises within which any Originator Collateral has been stored or located, and the locations of all records concerning Originator Collateral over the past 12 months and names in which Originator Collateral at such locations has been held over the past 12 months are as follows:

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
5215 N. O'Connor Blvd., Suite 1600
Irving, TX 75039*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9501 E. Shea Blvd.
Scottsdale, AZ 85260*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1300 E. Campbell Rd.
Richardson, TX 75081

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Cardinal Tech Park
1703 N. Plano Rd.
Richardson, TX 75081

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9060 East Via Linda Blvd.
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
92 Mountain View Office Complex
10001 N. 92nd Street
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
10301 North 92nd Street
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
8901 East Mountain View
Scottsdale, AZ 85260

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11350 McCormick Rd., Suite 1000
Hunt Valley, MD 21031*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Norman Center IV
5701 Green Valley Drive
Bloomington, MN 55437*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11344 Coloma Rd.
Gold River, CA 95670

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
23945 Calabasas Rd.
Calabasas, CA 91302

AdvancePCS, L.P.
AdvancePCS Health, L.P.
10481 Armstrong St.
Mather, CA 95655

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Day Hill Rd.
Windsor, CT 06095

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1900 Century Blvd.
Atlanta, GA 30345

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7000 Central Parkway
Atlanta, GA 30328

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7101 College Blvd.
Overland Park, KS 66210

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Lowder Brook Dr.
Westwood, MA 02090

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
465 Columbus Avenue
Valhalla, NY 10595

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1120 Welsh Road
North Wales, PA 19454

AdvancePCS Health, L.P.
250 Old Wilson Bridge Rd.
Worthington, OH 43085

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1 Great Valley Rd.
Hanover Township, PA 18702

AdvancePCS, L.P.
AdvancePCS Health, L.P.
11490 Commerce Park
Reston, VA 20191

*Locations where Originator Collateral has been stored or located over the past twelve (12) months.

Names of the limited partnership over the past five (5) years: The limited partnership now known as AdvancePCS Health, L.P. was formed on May 31, 2000 as ADVP Operations, L.P. On November 28, 2000, the limited partnership's name was changed to AdvancePCS, L.P. and on July 16, 2001 the limited partnership's name was changed to AdvancePCS Health, L.P. Prior to July 31, 2000, some of the assets now held by AdvancePCS Health, L.P. were held by Advance Paradigm, Inc., now known as AdvancePCS. In addition, on July 31, 2000 the following entities merged into the limited partnership: Advance Paradigm Clinical Services, Inc., Advance Paradigm Data Services, Inc. and Foundation Health Pharmaceutical Services, Inc. Therefore, assets currently held by the limited partnership were held by those entities prior to July 31, 2000. Also, on June 30, 2001, PCS Health Systems, Inc. merged into the limited partnership. Additionally, Clinical Pharmaceuticals, Inc. had previously merged into PCS Health Systems, Inc. on March 30, 2001. Therefore, prior to June 30, 2001, some of the assets currently held by the limited partnership were held by PCS Health Systems, Inc. and, prior to March 30, 2001, Clinical Pharmaceuticals, Inc.


Trade names: AdvancePCS

FEIN: 75-2882129

                                 Schedule 4.1(d)

                                   Litigation

     1.   Mulder v. PCS Health Systems, Inc.

     2.   Blue Cross Blue Shield of Michigan v. PCS Health Systems, Inc.

     3.   PCS Health Systems, Inc. v. Keystone Mercy Health Plan

     4.   EEOC v. IMR

     5.   AdvancePCS Health L.P. v. PEBTF (Arbitration)

     6.   Drugstore.com v. AdvancePCS (Arbitration)

     7.   Allcare Health Management System, Inc. v. Advance Paradigm, Inc. et al

     8. OIG Subpoena - Investigative subpoena issued on November 23, 1999 by the Office of the Inspector General of the Department of Health and Human Services

                                 Schedule 4.1(h)

            Ventures, Subsidiaries and Affiliates; Outstanding Stock

SEE ATTACHED ORGANIZATIONAL CHART.

Ownership of Buyer: At closing, AdvancePCS Health, L.P. (the Originator) owns 100% of the stock of the Buyer.

Ownership of Originator: AdvancePCS Health Systems, LLC is the 1% general partner of the Originator and ADVP Consolidation, L.L.C. is the 99% limited partner of the Originator.

                                 Schedule 4.1(i)

                                   Tax Matters

                                      None.

                                 Schedule 4.1(j)

                              Intellectual Property

The Parent is currently in the discovery stage of the patent infringement case filed by Allcare Health Management System, Inc. alleging that the Parent has infringed on Allcare's patent of a fully integrated and comprehensive health care system that includes the integrated interconnection and interaction of the patient, health care provider, bank or other financial institution, insurance company, utilization reviewer and employer so as to include within a single system each of the essential participants to provide patients with complete and comprehensive pre-treatment, treatment and post treatment health care and predetermined financial support.

                                 Schedule 4.1(m)

                                      ERISA

The Plans are as follows:

AdvancePCS Health Plan

AdvancePCS Short Term Disability Plan

AdvancePCS Long Term Disability Plan

AdvancePCS Excess Savings Plan

AdvancePCS Excess Retirement Plan

AdvancePCS Flexible Benefits Plan

AdvancePCS Health Care Flexible Spending Plan

AdvancePCS Dependent Day Care Spending Plan

AdvancePCS Employee Savings Plan

AdvancePCS Retirement Plan

AdvancePCS Limited Term Deferred Compensation Plan

AdvancePCS Deferred Compensation Plan

AdvancePCS Holiday and Vacation Plan

AdvancePCS Educational Assistance Plan

                                 Schedule 4.1(t)

                        Deposit and Disbursement Accounts

None.

                                 Schedule 4.2(g)

                                   Trade Names

AdvancePCS Health, L.P.
AdvancePCS

                                 Schedule 4.3(a)

                                 Existing Liens

All Liens imposed pursuant to the terms and conditions of the Senior Credit Facility.